Trade Accounts Receivable, Net	12 Months Ended
Dec. 31, 2022
Receivables [Abstract]
Trade Accounts Receivable, Net
4.	TRADE ACCOUNTS RECEIVABLE, NET

Trade accounts receivable, net consisted of the following:

	December 31,	December 31,
	2022	2021
Trade accounts receivable	1,991	1,778
Current expected credit losses allowance (“CECLA”)	(21)	(19)
Total	1,970	1,759

The Company uses a lifetime expected losses allowance for all trade receivables based on failure rates, as applied to the gross amounts of trade accounts receivable. The allowance also includes reasonable assumptions about future credit trends. The historical loss rates are adjusted to reflect current and forward-looking information on macro-economic factors affecting the ability of the Company’s customers to settle the receivables. In addition to the factors already embedded in the failure rates, as applied on trade accounts receivable, the Company has identified cyclicality and uncertainties around continued growth for the semiconductor industry and its serviceable available market to be the most relevant factors. These macro-

economic factors are weighted into different economic scenarios, in line with estimates and methodologies applied by other business entities, including financial institutions.

On that basis, the changes in reported CECLA for the year ended December 31, 2022 are presented below:

CECLA As of December 31, 2021	(19)
Current-period adjustment to CECLA	(2)
CECLA As of December 31, 2022	(21)

Adjustments to the expected credit losses allowance are reported in the line “Selling, general and administrative” in the consolidated statements of income.

There were no significant write-offs in 2022, 2021 and 2020.